Exhibit 10

                              LAWSON PRODUCTS, INC.
                         AMENDED STOCK PERFORMANCE PLAN
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         1.  PURPOSE.  The purpose of the Lawson  Products,  Inc.  Amended Stock
Performance Plan (the "Plan") is to attract and retain outstanding individuals as officers, key employees and directors of, and consultants to, Lawson Products, Inc. (the "Company") and to furnish performance-based incentives to such persons by providing opportunities to participate in the growth in value of the Company on advantageous terms as herein provided. No shares of Lawson Common Stock will be issued under the Plan but participants will be able to receive the gain in value of Lawson Common Stock, in cash.

         2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall interpret the Plan, prescribe, amend and rescind rules and regulations relating thereto and make all other determinations necessary or advisable for the administration of the Plan. Any interpretation or construction by the Committee of any provision of the Plan or any award granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award granted under it.

         3. PARTICIPANTS. Participants in the Plan will consist of such key management employees and Qualifying Directors (as hereinafter defined) of, and consultants to, the Company as the Committee in its sole discretion may designate from time to time to receive awards hereunder. The Committee's designation of a participant in any year shall not require the Committee to designate such person to receive an award in any other year. Nothing in the Plan or any award under it shall limit in any way the right of the Company to terminate the Company's employment or consulting relationship (if any) with a participant at any time nor confer upon any employee or consultant any right to continue in the employ of, or as a consultant to, the Company for any period of time.

         4. AWARDS. All awards under the Plan shall be granted in the form of stock performance rights, in accordance with the following terms:

              (a) The Committee shall determine the number of shares of Common Stock subject to each stock performance right, the term of each right, and subject to the following, any other terms and conditions applicable thereto.

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              (b) Each stock  performance right will entitle the holder to elect to receive the appreciation in the fair market value of the shares subject thereto up to the date the right is exercised. Such appreciation shall be measured from the initial value established by the Committee which shall be not less than the fair market value of the Common Stock of the Company on the date the right is granted.

              (c) The fair market value of the Company's Common Stock shall be the closing price of a share of Lawson Common Stock on the relevant date, as reported on NASDAQ or any exchange on which the Common Stock is then listed.

              (d) Each stock performance right will be exercisable at the time and to the extent established by the Committee at the time of grant. Payment of the appreciation shall be made in cash as soon as practicable following exercise.

              (e) The terms of each award shall indicate what rights, if any, the participant or his estate shall have in such award in the event of the death, total permanent disability, retirement or other termination of the participant's relationship with the Company.

              (f) In the event of a change of control, as hereinafter defined, all of the rights then outstanding under the Plan shall be deemed fully vested and exercised on the date of the transaction and the appreciation shall be paid as soon as possible to the holders thereof.

              (g) A "change of control" shall be deemed to have occurred on the first date on which either: (i) any "person" is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly of securities of the Company representing at least thirty (30) percent of the combined voting power of the Company's then outstanding securities, or (ii) a majority of the individuals comprising the Company's Board of Directors are not Continuing Directors, or (iii) the Company is involved in any merger, consolidation, share exchange or any other transaction if, after the consummation thereof, the holders of the voting securities of the Company immediately prior thereto do not own at least a majority of the combined voting power of the surviving or resulting corporation, or (iv) all or substantially all of the assets of the Company are sold or otherwise transferred, or (v) a change occurs of a nature that would be required to be reported in response to
     Item 6(e) of Schedule 14A of Regulation 14A, promulgated under the Exchange Act, or any other successor disclosure item.

              (h) A "person" means a person, (as such term is used in Sections 13(d) and 14(d) of the

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     Exchange  Act) but  excluding  Sidney L. Port,  the estate of Bettie  Port, their descendants, their spouses, and trusts, partnerships or other entities for the benefit of any such persons, or in which any such persons have a controlling interest.

              (i) A "Continuing Director" means an individual who was a member of the Board of Directors of the Company immediately prior to the transaction or election or other event which resulted in a Change of Control or who was designated (before his initial election or appointment as a director) as a Continuing Director by a majority of the whole Board of Directors but only if the majority of the whole Board of Directors then consisted of Continuing Directors or, if a majority of the whole Board of Directors shall not then consist of Continuing Directors, by a majority of the then Continuing Directors.

              (j) A "Qualifying Director" means an individual who is a member of the Board of Directors of the Company but is not an employee or former employee of the Company or any subsidiary of the Company.

         5. NONTRANSFERABILITY. All stock performance rights granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by the participant or the participant's guardian or legal representative.

         6. OTHER PROVISIONS. The grant of any stock performance right under the Plan may also be subject to other provisions (whether or not applicable to the rights awarded to any other participant) including conditions precedent to the right to exercise, as the Committee determines appropriate, including such provisions as may be required to comply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the employment of any participant who is an employee.

         7. ADJUSTMENT PROVISIONS.

              (a) If the Company shall at any time change the number of shares of Common Stock outstanding without new consideration to the Company, a corresponding increase shall be made in the number of shares covered by each outstanding right and a decrease shall be made in the initial value of each right so that the aggregate net benefit to the participant shall not be changed. If the Company shall at any time decrease the number of shares of Common Stock outstanding without any distribution to its stockholders, a corresponding decrease shall be made in the number of shares covered by each outstanding right and an increase shall be made in the initial value of each right so that the aggregate net benefit to the participant shall



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          not be changed.

              (b) In the event of a reorganization, recapitalization or other change in the shares of Common Stock outstanding, the Committee shall make whatever changes in the Plan and in any rights then outstanding it deems necessary or appropriate.

         8. TAXES. The Company shall be entitled to withhold the amount of any tax attributable to the exercise of any right under the Plan, if withholding is appropriate, and may defer making payment or delivery as to any exercise if any such tax is payable until indemnified to its satisfaction.

         9. TERM OF PROGRAM; AMENDMENT OR CANCELLATION OF BENEFITS. The Plan shall continue in effect until terminated by the Committee pursuant to Section
10. The terms and conditions applicable to any rights granted hereunder may at any time be amended or cancelled by mutual agreement between the Committee and the participant or any other person as may then have an interest therein and may be unilaterally modified by the Committee whenever such modification is deemed necessary to protect the Company.

         10. AMENDMENT OR DISCONTINUATION OF PLAN. The Committee may amend, suspend or discontinue the Plan at any time; provided, however, that no such action shall adversely affect any outstanding stock performance right.